WELLS FARGO FUNDS TRUST

Wells Fargo High Yield Bond Fund

Class A, Class B and Class C

Supplement dated July 2, 2004
to the Prospectus for the Class A, Class B and Class C shares dated October 1, 2003, as supplemented January 30, 2004

Effective immediately, Saturnino S. Fanlo will no longer act as co-portfolio manager for the High Yield Bond Fund. Roger Wittlin will continue in his role as co-portfolio manager for the Fund, and will be joined by Phil Susser as the new co-portfolio manager. As a result of this change, the "Portfolio Managers" section of the Prospectus is supplemented with the addition of the following biographical information for Phil Susser. Biographical information for Roger Wittlin is already contained in this section.

Phil Susser
High Yield Bond Fund since 2004
Mr. Susser joined Sutter in September 2001 as an analyst specializing in the telecommunications, REITs, lodging and distressed market sectors. Prior to joining Sutter, Mr. Susser worked at Deutsche Bank Securities Inc. as an associate research analyst. He received his BA degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.